UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

THE J. M. SMUCKER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced on September 11, 2023, The J. M. Smucker Company (the “Smucker”) entered into an Agreement and Plan of Merger, dated as of September 10, 2023, by and among Smucker, Hostess Brands, Inc., a Delaware corporation (“Hostess Brands”), and SSF Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Smucker (“SSF”), pursuant to which, and upon the terms and subject to the conditions set forth therein, Smucker will commence an exchange offer to purchase all issued and outstanding shares of Class A common stock of Hostess Brands (the “offer”) and, promptly following completion of the offer, and upon the terms and subject to the conditions set forth therein, SSF will merge with and into Hostess Brands, with Hostess Brands surviving as a wholly owned subsidiary of Smucker (the “merger” and, together with the offer, the “transaction”).

Smucker is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, Hostess Brands’ audited consolidated balance sheets as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes; (ii) as Exhibit 99.2, Hostess Brands’ unaudited condensed consolidated balance sheets of Hostess Brands, Inc. as of March 31, 2023 and December 31, 2022, the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the three months ended March 31, 2023 and March 31, 2022, and the related notes; (iii) as Exhibit 99.3, Hostess Brands’ unaudited condensed consolidated balance sheets of Hostess Brands, Inc. as of June 30, 2023 and December 31, 2022, the related condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and six months ended June 30, 2023 and 2022 and the statements of cash flows for the six months ended June 30, 2023 and 2022, and the related notes; (iv) as Exhibit 99.4, the unaudited pro forma condensed combined financial information of Smucker and Hostess Brands, including (a) the unaudited pro forma condensed combined balance sheet, as of July 31, 2023, giving effect to the transaction as if it had occurred on July 31, 2023, and (b) the unaudited pro forma condensed combined statement of income, as of and for the year ended April 30, 2023 and as of and for the three months ended July 31, 2023, both giving effect to the transaction as if it had occurred on May 1, 2022; and (v) as Exhibit 23.1, the consent of KPMG LLP, independent registered public accounting firm of Hostess Brands.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Smucker included in the Smucker’s Annual Report on Form 10-K for the year ended April 30, 2023, nor does it reflect any subsequent information or events. The information referenced in items (i)–(iii) above was previously disclosed by Hostess Brands in its reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended on March 31, 2023 and June 30, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to Hostess Brands, Inc.).

99.1	Audited consolidated balance sheets of Hostess Brands, Inc. as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes.

99.2	Unaudited condensed consolidated balance sheets of Hostess Brands, Inc. as of March 31, 2023 and December 31, 2022, the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the three months ended March 31, 2023 and March 31, 2022, and the related notes.

99.3	Unaudited condensed consolidated balance sheets of Hostess Brands, Inc. as of June 30, 2023 and December 31, 2022, the related condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and six months ended June 30, 2023 and 2022 and the statements of cash flows for the six months ended June 30, 2023 and 2022, and the related notes.

99.4	Unaudited pro forma condensed combined financial information of The J. M. Smucker Company and Hostess Brands, Inc. (a) for the unaudited pro forma condensed combined balance sheet, as of July 31, 2023 and (b) for the unaudited pro forma condensed combined statement of income, as of and for the year ended April 30, 2023 and as of and for the three months ended July 31, 2023.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties relating to future events and the future performance of Smucker and Hostess Brands, including regarding Smucker’s proposed acquisition of Hostess Brands, the prospective benefits of the proposed acquisition, the potential consideration amount and the terms and the anticipated occurrence, manner and timing of the proposed exchange offer and the closing of the proposed acquisition. The forward-looking statements may include statements concerning our current expectations, estimates, assumptions and beliefs concerning future events, conditions, plans and strategies that are not historical fact. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expect,” “anticipate,” “believe,” “intend,” “will,” “plan,” “strive” and similar phrases. Federal securities laws provide a safe harbor for forward-looking statements to encourage companies to provide prospective information. Smucker is providing this cautionary statement in connection with the safe harbor provisions. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Current Report on Form 8-K, as such statements are by nature subject to risks, uncertainties and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the exchange offer and merger between Smucker, SSF Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Smucker, and Hostess Brands (the “transaction”); uncertainties as to how many of Hostess Brands’ stockholders will tender their stock in the exchange offer; the possibility that competing offers will be made; the possibility that any or all of the conditions to the consummation of the transaction may not be satisfied or waived, including failure to receive required regulatory approvals; the possibility that the transaction does not close; risks related to Smucker’s ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits will not be realized or will not be realized within the expected time period; the effect of the announcement or pendency of the transaction on Smucker’s ability to retain key personnel and to maintain relationships with customers, suppliers and other business partners; risks relating to potential diversion of management attention from Smucker’s ongoing business operations; negative effects of this announcement or the consummation of the transaction on the market price of Smucker’s or Hostess Brands’ common stock and/or operating results; transaction costs associated with the transaction; disruptions or inefficiencies in Smucker’s operations or supply chain, including any impact caused by product recalls (including the Jif® peanut butter product recall); political instability, terrorism, armed hostilities (including the ongoing conflict between Russia and Ukraine); extreme weather conditions; natural disasters; pandemics (including the novel coronavirus); work stoppages or labor shortages, or other calamities; risks related to the availability, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging, and transportation; the impact of food security concerns involving either Smucker’s products or its competitors’ products, including changes in consumer preference, consumer litigation, actions by the U.S. Food and Drug Administration or other agencies, and product recalls; risks associated with derivative and purchasing strategies Smucker employs to manage commodity pricing and interest rate risks; the availability of reliable transportation on acceptable terms; the ability to achieve cost savings related to restructuring and cost management programs in the amounts and within the time frames currently anticipated; the ability to generate sufficient cash flow to continue operating under Smucker’s capital deployment model, including capital expenditures, debt repayment, dividend payments, and share repurchases; the ability to implement and realize the full benefit of price changes, and the impact of the timing of the price changes to profits and cash flow in a particular period; the success and cost of marketing and sales programs and strategies intended to promote growth in Smucker’s businesses, including product innovation; general competitive activity in the market, including competitors’ pricing practices and promotional spending levels; Smucker’s ability to attract and retain key talent; the concentration of certain of Smucker’s businesses with key customers and suppliers, including single-source suppliers of certain key raw materials and finished goods, and Smucker’s ability to manage and maintain key relationships; impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in the useful lives of other intangible assets or other long-lived assets; the impact of new or changes to existing governmental laws and regulations and their application; the outcome of tax examinations, changes in tax laws, and other tax matters; a disruption, failure, or security breach of Smucker or their suppliers’ information technology systems, including, but not limited to, ransomware attacks; and foreign currency exchange rate and interest rate fluctuations.

A more complete description of these and other material risks can be found under “Risk Factors” in reports and statements filed by Smucker and Hostess Brands respectively with the SEC, including each of Smucker’s and Hostess Brands’ most recent Annual Reports on Form 10-K, as well as the Form S-4 and related exchange offer documents filed by Smucker and its acquisition subsidiary, SSF Holdings, Inc. on October 10, 2023 (the “exchange offer”) and the Schedule 14D-9 filed by Hostess Brands. Smucker does not undertake any obligation to update or revise these forward-looking statements, which speak only as of the date made, to reflect new events or circumstances.

Additional Information and Where to Find It

Smucker commenced the exchange offer on October 10, 2023. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the exchange offer materials that Hostess Brands, Smucker, or its acquisition subsidiary, SSF Holdings, Inc., has filed or will file with the SEC. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The solicitation and offer to buy Hostess Brands stock will only be made pursuant to the Offer to Exchange and related exchange offer materials that Smucker has filed with the SEC. At the time the exchange offer was commenced, Smucker and its acquisition subsidiary filed a tender offer statement on Schedule TO, Smucker filed a registration statement on Form S-4 and Hostess Brands filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. HOSTESS BRANDS’ STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE EXCHANGE OFFER MATERIALS (INCLUDING THE OFFER TO EXCHANGE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HOSTESS BRANDS SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE EXCHANGE OFFER.

The Offer to Exchange, the related Letter of Transmittal, certain other exchange offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, have been or will be made available to all stockholders of Hostess Brands at no expense to them and are also made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either Smucker or Hostess Brands. Copies of the documents filed with the SEC by Hostess Brands are and will be available free of charge on Hostess Brands’ website at https://www.hostessbrands.com. Copies of the documents filed with the SEC by Smucker are and will be available free of charge on Smucker’s website at https://investors.jmsmucker.com.

In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, Smucker and Hostess Brands each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the Internet at the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: October 10, 2023	By:	/s/ Jeannette L. Knudsen
	Name:	Jeannette L. Knudsen
	Title:	Chief Legal Officer and Secretary

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